SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): April 8, 1996



                    JMB INCOME PROPERTIES, LTD. - XIII
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)





     Illinois                     0-19496                 36-3426137
- - -------------------           --------------         --------------------
(State or other)                (Commission          (IRS Employer
 Jurisdiction of               File Number)           Identification No.)
 Organization




           900 N. Michigan Avenue, Chicago, Illinois  60611-1575
           -----------------------------------------------------
                  (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
    -------------------------------------------------------------------


















                         MIAMI INTERNATIONAL MALL

                              MIAMI, FLORIDA
                         -------------------------


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. JMB Income Properties, Ltd. - XIII, an Illinois limited partnership (the "Partnership"), was a general partner in JMB/Miami International Associates ("JMB/Miami"), which owned a 50% partnership interest in West Dade County Associates ("West Dade"). The other partners of JMB/Miami were IDS/JMB Balanced Income Growth, Ltd. ("IDS/JMB") and Urban Shopping Centers, L.P. ("Urban"), both of which are affiliates of the Partnership. On April 8, 1996, effective March 31, 1996, JMB/Miami was voluntarily dissolved by agreement of its partners and its 50% ownership interest in West Dade and related assets were distributed to its partners based on their respective ownership percentages. Accordingly, the Partnership acquired a direct 25% ownership interest in West Dade. The Partnership then sold its entire 25% interest in West Dade as described below. West Dade owns an interest in Miami International Mall, an enclosed regional shopping mall containing approximately 976,000 square feet of space located in Miami, Florida. Department stores include Sears (194,000 square feet), Mervyn's (100,000 square feet), J.C. Penney (145,000 square feet) and Burdines (100,000 and 144,000 square feet),each of which owns its own store and a portion of the parking area. At the time of sale, the mall was approximately 94% occupied.

     On April 8, 1996, effective March 31, 1996, DeBartolo Realty Partnership, L.P. ("DeBartolo"), the unaffiliated venture partner in West Dade, purchased 29.812% of the Partnership's interest (i.e., a 7.453% interest) in West Dade for $4,005,624 (paid in cash at closing), subject to proration. DeBartolo also assumed a proportionate share of the Partnership's share of obligations and liabilities of West Dade from and after the effective date of the transaction. DeBartolo is not affiliated with the Partnership or its general partners, and the terms of the sale were determined by arm's-length negotiations.


     Concurrently, Urban exercised its right of first refusal and purchased the remaining 70.188% of the Partnership's interest (i.e., a 17.547% interest) in West Dade for $9,431,107 (paid in cash at closing), subject to proration. Urban also assumed a proportionate share of the Partnership's share of obligations and liabilities of West Dade from and after the effective date of the transaction. The price of the interest sold to Urban was in proportion to that sold to DeBartolo, and the other terms of the sale with Urban were based on those applicable to the sale with DeBartolo. In addition, West Dade agreed to indemnify the Partnership generally from and against claims and liabilities incurred by the Partnership in connection with West Dade or its property after the effective date of the sales.

     The Partnership Agreement provides that the General Partners shall be allocated from sale proceeds (net after expenses and retained working capital)
(1) the amount necessary to provide for the amount of cash distributions accrued to them, but deferred as provided under the Partnership Agreement (2) up to 2% of the selling price of the property being sold and properties previously sold and (3) that the balance be allocated 85% to the Limited Partners and 15% to the General Partners. However, the Limited Partners shall be allocated 100% of such net sale proceeds until the Limited Partners (not including the Special Limited Partner) (i) have been allocated cumulative cash distributions from the Partnership's operations which, when combined with sale or refinancing proceeds previously distributed under this clause (i), equal a 6% annual return on the Limited Partners' average capital investment (their initial capital investment as reduced by sale or refinancing proceeds previously distributed) for each year commencing with the third fiscal quarter of 1987 and (ii) have been allocated cash distributions of sale or refinancing proceeds in an amount equal to the Limited Partners' aggregate initial capital investment in the Partnership. Notwithstanding the foregoing, payment of the portion of the sale and refinancing proceeds allocable to the General Partners pursuant to the above is deferred until such time as the Limited Partners have received cash distributions of sale and refinancing proceeds and from Partnership operations, in an amount equal to the Limited Partners' initial capital investment in the Partnership plus a 9% annual return (on a non-compounded basis) on the Limited Partners' average capital investment. The Limited Partners have not yet received cash distributions of sale or refinancing proceeds in an amount equal to their initial capital investment in the Partnership. Therefore, no portion of the proceeds of this sale is distributable to the General Partners at this time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements -  Not Applicable.
      (b)   Pro Forma Financial Information - Narrative.

     The Partnership's investment in JMB/Miami was approximately $4,233,000 at December 31, 1995. This investment was not consolidated for the Partnership's financial statement reporting purposes. The Partnership's share of operations of unconsolidated ventures was approximately $689,000 in 1995.

     The effect on the Partnership's consolidated financial statements as a result of the sale would be to eliminate the Partnership's investment in JMB/Miami and to recognize a net gain on sale and liquidation of venture of approximately $9,500,000 for financial reporting purposes. Accordingly, no further share of the results of JMB/Miami's or West Dade's operations subsequent to the date of sale would be reflected in 1996. The Partnership also expects to recognize a gain on the sale for Federal income tax purposes.

      (c)   Exhibits

            10.1 Purchase and Sale Agreement between JMB Income Properties, Ltd. - XIII and Urban Shopping Centers, L.P. dated as of March 15, 1996.
            10.2 Assignment of Partnership Interest Agreement between JMB Income Properties, Ltd. - XIII and Urban Shopping Centers, L.P. dated as of March 31, 1996.
            10.3 Purchase and Sale Agreement between JMB Income Properties, Ltd. - XIII and DeBartolo Realty Partnership, L.P. dated as of March 15, 1996.


            10.4  Assignment of Partnership Interest Agreement between JMB
Income Properties, Ltd. - XIII and DeBartolo Realty Partnership, L.P. dated as of March 31, 1996.
            10.5  Dissolution Agreement between JMB Income Properties, Ltd.
- - - XIII, IDS/JMB Balanced Income Growth, Ltd. and Urban Shopping Centers, L.P. dated as of March 31, 1996.
            10.6 Indemnity Agreement dated as of April 1, 1996 by West Dade County Associates for the benefit of JMB Income Properties, Ltd. - XIII and IDS/JMB Balanced Income Growth, Ltd.





























                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            JMB INCOME PROPERTIES, LTD. - XIII

                            By:  JMB Realty Corporation
                                 Managing General Partner



                                 By:   GAILEN J. HULL
                                       -----------------------------------
                                       Gailen J. Hull
                                       Senior Vice President






Dated:  April 23, 1996













































EXHIBIT 10.1.

Purchase and Sale Agreement between JMB Income Properties, Ltd. - XIII and Urban Shopping Centers, L.P. dated as of March 15, 1996.




                        PURCHASE AND SALE AGREEMENT
                        ---------------------------

     THIS PURCHASE AND SALE AGREEMENT (the "AGREEMENT") is made as of March 15, 1996 by JMB INCOME PROPERTIES, LTD.-XIII, an Illinois limited partnership, which has an address for notice purposes hereunder at 900 North Michigan Avenue, Chicago, Illinois 60611, (hereinafter referred to as "SELLER"), and URBAN SHOPPING CENTERS, L.P., an Illinois limited partnership (hereinafter referred to as "PURCHASER"), which has an address for notice purposes hereunder at 900 North Michigan Avenue, Suite 1500, Chicago, Illinois 60611-1580.

                                WITNESSETH:
                                ----------

     WHEREAS, Seller is the owner of a 17.547% interest in West Dade County Associates, a Florida general partnership, and all rights, titles, interests, benefits, privileges, obligations and liabilities related thereto as described in EXHIBIT A, attached hereto and made a part hereof. As used herein, the term "PARTNERSHIP INTEREST" shall have the meaning ascribed thereto in Exhibit A; and

     WHEREAS, Seller desires to sell and transfer the Partnership Interest to Purchaser, and Purchaser agrees to take and accept same, all on the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, said parties agree as follows:

        1. PURCHASE AND SALE. On the terms and conditions hereinafter set forth, Seller will sell and transfer to Purchaser, and Purchaser will purchase and accept from Seller, the Partnership Interest.

        2.      CONSIDERATION.

                (a) AMOUNT. The purchase price to be paid to Seller by Purchaser hereunder shall be $9,431,106.74 (the "PURCHASE PRICE"). Subject to prorations hereunder, Purchaser shall also assume Seller's proportionate share of all obligations and liabilities of the Partnership.

                        The Purchase Price and all obligations and liabilities so assumed shall be allocated 20% to land and 80% to improvements owned by the Partnership. Seller and Purchaser agree to consistently follow the above allocation and to file Form 8594 with their respective federal tax returns for the 1996 year in accordance with the above allocation.















                (b) PAYMENT. The Purchase Price shall be paid by federal funds wire transfer in legal tender of the United States of America that is immediately available in Chicago, Illinois not later than 11 AM Central Time on the Closing Date to the following account:

        Name of Bank:           Bank of America Illinois
        Address:                Chicago, Illinois
        ABA Number:             071000039
        Name of Account:        JMB Income Properties, Ltd.-XIII
        Account Number:         79-90569
        Upon receipt of funds, notify:  Andrea Bachman
                                Phone:  (312) 915-2367

        3. CLOSING. The closing of the transaction contemplated hereby shall occur in Chicago, Illinois on April 8, 1996, but as of the closing of business on March 31, 1996 (the "CLOSING DATE").

        4. TRANSFERS. On the Closing Date, Seller shall assign and transfer the Partnership Interest to Purchaser pursuant to the Assignment of Partnership Interest that is attached hereto as Exhibit A (the "ASSIGNMENT").

        5. EXPENSES. Each party shall be responsible for and shall pay all fees, costs and expenses that it incurs in performing its obligations hereunder and that in otherwise incur relative to the transaction described herein.

        6. PRORATIONS. The parties agree to the proration as set forth on EXHIBIT B, attached hereto and made a part hereof. Except as set forth in Exhibit B, there shall be no proration of any item of income or expense in connection with the transaction described herein.

        7.      CONDITIONS

                (a) SELLER. Seller's obligations hereunder are conditioned upon the following:

                        (i) That Purchaser shall pay the Purchase Price on the Closing Date as provided herein;

                        (ii) That Purchaser shall execute, deliver and accept (as the case may be) the Assignment and the Five Party Consent and Waiver Agreement that is attached hereto and made a part hereof as EXHIBIT C (the "PARTNER CONSENT") on the Closing Date as provided herein;

                        (iii) That Seller shall obtain all necessary consents to the transaction contemplated hereby from the parties identified in Exhibit C, in the form of Exhibit C;























                        (iv) That Seller shall obtain all necessary consents, authorizations and approvals to the transaction contemplated hereby from The Prudential Insurance Company of America.

                        (v) That Purchaser shall furnish Seller with the evidence of Purchaser's authority to enter into this Agreement and perform its obligations hereunder as described in EXHIBIT D, attached hereto and made a part hereof;

                        (vi) That Purchaser shall obtain and deliver to Seller on the Closing Date the Indemnity Agreement that is attached hereto and made a part hereof as EXHIBIT F from the general partners of the indemnitor identified therein; and

                        (vii) That Purchaser shall have performed all of its other obligations hereunder as and when required hereby.

                (b) PURCHASER. Purchaser's obligations hereunder are conditioned upon the following:

                        (i) That Seller shall execute and deliver the Assignment and the Partner Consent on the Closing Date as provided herein;

                        (ii) That Seller shall obtain all necessary consents to the transaction contemplated hereby from the parties identified in EXHIBIT C, in the form of Exhibit C;

                        (iii) That Seller shall obtain all necessary consents, authorizations and approvals to the transaction contemplated hereby from The Prudential Insurance Company of America;

                        (iv) That Seller shall furnish Purchaser with the evidence of Seller's authority to enter into this Agreement and perform its obligations hereunder as described in EXHIBIT E, attached hereto and made a part hereof;

                        (v) That Purchaser shall obtain and deliver to Seller on the Closing Date the Indemnity Agreement that is attached hereto and made a part hereof as EXHIBIT F from the general partners of the indemnificator identified therein; and

                        (vi) That Seller shall have performed all of its other obligations hereunder as and when required hereby.



























        8. BROKER. There is no broker involved in the transaction contemplated hereby on behalf of either Seller or Purchaser. Seller and Purchaser each agree to indemnify the other against its acts which give rise to any claim for a broker's or finder's fee or commission with respect to said transaction.

        9. MISCELLANEOUS. No party hereto may assign any rights or obligations under this Agreement without the prior written consent of the other party. This Agreement (a) expresses the parties entire understanding and agreement with respect to the subject matter hereof, all prior agreements between the parties with respect to the subject matter hereof being merged herein and extinguished; (b) shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; (c) may only be amended by written agreement executed by all parties hereto; and (d) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Agreement on behalf of all entities named below on whose behalf he or she has so acted.

        10. LIMITATION ON LIABILITY. No present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in Seller or Purchaser or any entity now or hereafter having a direct or indirect ownership interest in Seller or Purchaser shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into in connection with this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the property and assets of Seller and Purchaser (as the case may be) for the payment of any claim hereunder. For the purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in Seller or Purchaser nor any obligation of any direct or indirect partner in Seller or Purchaser to restore a deficit capital account or to contribute capital to Seller or Purchaser (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of Seller or Purchaser, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and no in limitation of, any limitation on liability applicable to Seller or Purchaser provided by law or by any other contract, agreement or instrument.

        11. DUE DILIGENCE. Purchaser acknowledges that (a) it is an existing partner in the Partnership and will acquire the Partnership Interest based solely upon its review of information in its own possession and Seller's express representations and warranties set forth herein, and (b) except as is expressly set forth in this Agreement, the sale of the Partnership Interest is and shall be made without representation or warranty, whether express or implied, by Seller.


















     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                        SELLER:

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                its managing general partner

                                By:     DENNIS M. QUINN
                                Name:   Dennis M. Quinn
                                Title:  Senior Vice President

                        PURCHASER:

                        URBAN SHOPPING CENTERS, L.P.
                        By:     Urban Shopping Centers, Inc.,
                                its sole general partner

                                By:
                                Title:  Senior Vice President


Attached:       Exhibit A - Assignment of Partnership Interest
                Exhibit B - Proration Schedule
                Exhibit C - Five Party Consent and Waiver
                Exhibit D - Authority of Seller
                Exhibit E - Authority of Purchaser
                Exhibit F - Indemnity Agreement






































                                 EXHIBIT A
                                 ---------

                    ASSIGNMENT OF PARTNERSHIP INTEREST
                    ----------------------------------

        THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "Assignment") is made as of the close of business on the 31st day of March, 1996, by and between JMB Income Properties, Ltd. - XIII, an Illinois limited partnership ("ASSIGNOR") and Urban Shopping Centers, L.P., an Illinois limited partnership
("ASSIGNEE").

                                WITNESSETH:
                                ----------

        WHEREAS, Assignor is a general partner of West Dade County Associates (the "PARTNERSHIP") organized and existing under and by virtue of the documents listed on EXHIBIT "A", attached hereto and made a part hereof (collectively, the "PARTNERSHIP AGREEMENT"); and

        WHEREAS, pursuant to that certain Purchase and Sale Agreement dated March 15, 1996 by and between Assignor and Assignee, (the "AGREEMENT"), Assignor has agreed to sell and assign the Partnership Interest (as said term is hereinafter defined) to Assignee, and Assignee has agreed to take and accept the Partnership Interest from Assignor.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

        1. ASSIGNMENT. Assignor hereby conveys, transfers, assigns, sets over and delivers unto Assignee (a) 70.188% of Assignor's right, title and interest in and to the Partnership, being a 17.547% interest in the profits, losses and capital of the Partnership, together with any and all rights, benefits, privileges, obligations and liabilities appertaining thereto, including, but not limited to, Assignor's right, title and interest as a general partner of the Partnership in and to the profits, surplus, losses, capital, cash flow, rentals, contract rights, cash, accounts, receivables, escrows, distributions, proceeds, claims, chooses in action and other assets of the Partnership, (b) all partner loans made by Assignor to the Partnership, if any, (c) all tax deductions and tax benefits for calendar year 1996 relative to the Partnership, and (d) right to participate in the management, administration and control of the Partnership and its business and affairs to the full extent provided for in the Partnership Agreement (collectively, the "PARTNERSHIP INTEREST"), but in all cases subject to and as adjusted under the proration provisions contained in the Agreement, reserving unto itself no rights or interests therein whatsoever.

        TO HAVE AND TO HOLD the same unto Assignee and its heirs, legal representatives, successors and assigns, from and after the date hereof to its own proper use forever, on and subject to the terms, covenants, conditions and provisions contained in the Partnership Agreement and herein.

















        2. ACCEPTANCE. Assignee hereby (a) takes and accepts the foregoing assignment, (b) adopts and agrees to be bound by all of the terms, conditions, covenants and provisions of the Partnership Agreement, (c) assumes and agrees to observe, perform, pay, comply with and discharge all of the obligations of the Partnership and of Assignor, as a general partner of the Partnership, and (d) agrees to be a general partner thereof for all purposes, all in the place and stead of Assignor from and after the date hereof, but not before.

        3. REPRESENTATIONS. Assignor covenants, warrants and represents that it is the true and lawful owner of all of the rights, title, interests, options, benefits, powers and privileges hereby assigned, including but not limited to 17.547% of the profits, losses and capital of the Partnership as provided in the Partnership Agreement; that it has good title to same; that it alone has the lawful right and full power and authority to assign and transfer the same in the manner and form aforesaid; that no other person, firm or corporation has any right, title, or interest therein; that same are free of all liens, encumbrances, charges and security interests other than the security interests granted under Article XXVI of the Partnership Agreement; and that it will warrant and defend title to same to Assignee against the claims and demands of all persons.

                Assignor further covenants, warrants and represents that there is no litigation pending or threatened in any court or jurisdiction relative to the Partnership Interest.

        4. DUE DILIGENCE. Assignee acknowledges that (a) it is an existing partner in the Partnership and is acquiring the Partnership Interest based solely upon its review of information in its own possession and Assignor's express representations and warranties set forth herein, and (b) except as is expressly set forth in this Assignment, the sale of the Partnership Interest is and shall be made without representation or warranty, whether express or implied, by Assignor.

        5. NO CHANGE. Nothing contained herein is intended to modify, alter or affect the allocation of rights, duties, obligations and liability of Assignor and Assignee under the Partnership Agreement with respect to all periods prior to the date hereof that is provided for under the Partnership Agreement.

        6. FURTHER ASSURANCES. Assignor and Assignee agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to create, perfect, preserve and/or confirm the interest in and title to the property and rights hereby assigned and transferred to Assignee and Assignee's agreements in Paragraph 2 hereof, and otherwise to effectuate the purposes and provisions of this Assignment.

        7. AUTHORIZATION. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Assignment on behalf of all entities named below on whose behalf he or she has so acted.
















        8. GOVERNING LAWS/SUCCESSORS AND ASSIGNS. This Assignment shall be governed by, and shall be construed and enforced in accordance with, the laws of the state of formation of the Partnership, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

        9. AMENDMENT. No purported modification of this Assignment shall be valid unless the same is in writing and signed by Assignor and Assignee.

        10. LIMITATION ON LIABILITY. No present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in Assignor or Assignee or any entity now or hereafter having a direct or indirect ownership interest in Assignor or Assignee shall have any personal liability, directly or indirectly, under or in connection with this Assignment or any agreement made or entered into in connection with this Assignment, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the property and assets of Assignor and Assignee (as the case may be) for the payment of any claim hereunder. For the purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in Assignor or Assignee nor any obligation of any direct or indirect partner in Assignor or Assignee to restore a deficit capital account or to contribute capital to Assignor or Assignee (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of Assignor or Assignee, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or Assignee provided by law or by any other contract, agreement or instrument.



































        IN WITNESS WHEREOF, the parties hereto have executed this Assignment to be effective as of the date first above-written.

                        ASSIGNOR:

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                its managing general partner

                                By:
                                Name:
                                Title:


                        ASSIGNEE:

                        URBAN SHOPPING CENTERS, L.P.
                        By:     Urban Shopping Centers, Inc.,
                                its sole general partner

                                By:
                                Title:


Attached:       Exhibit A (List of Partnership Documents)










































                                 EXHIBIT A
                                 ---------

                           PARTNERSHIP AGREEMENT

         Consisting of all agreements, modifications, supplements,
          and amendments of the parties listed below relating to
        West Dade County Associates, a Florida general partnership
        -----------------------------------------------------------


1. Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates by and between DeBartolo-Miami Associates, Flomall Development, Inc., and JMB/Miami International Associates, Inc., dated February 28, 1989.

2. First Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade Associates, a Florida general partnership, by and between DeBartolo-Miami Associates, an Ohio general partnership, and JMB/Miami International Associates, dated June 30, 1992.

3. Second Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates, a Florida general partnership, by and among Marie Denise DeBartolo York, Lisa Marie DeBartolo Revocable Trust, Tiffanie Lynne DeBartolo Revocable Trust, Edward J. DeBartolo Trust No. 7, Edward J. DeBartolo Trust No. 8, M-I Mall, Inc., DeBartolo-Miami Associates and JMB/Miami International Associates.

4. Partner Consent dated October 13, 1993 by JMB/Miami International Associates, countersigned by DeBartolo-Miami Associates, Marie Denise DeBartolo York, and the trustees of the Lisa Marie DeBartolo Revocable Trust, the Tiffanie Lynne DeBartolo Revocable Trust, and Edward J. DeBartolo Trust Nos. 7 and 8.

5. Letter dated July 12, 1995 from Urban Shopping Centers, Inc. to DeBartolo Realty Partnership, L.P.

6. Letter dated December 31, 1995 from JMB/Miami International Associates to DeBartolo Properties Management, Inc.
































                                 EXHIBIT B
                                 ---------

                        West Dade County Associates
                        Purchase and Sale Agreement
             Proration of Non Real Estate Assets & Liabilities
                              March 31, 1996



                Total non real estate assets            $1,260,816

                Total non real estate liabilities         (930,816)
                                                        ----------

                                                           330,000
                Pro rata distribution to partners 3/29    (330,000)
                                                        ----------

                Proration                               $        0
                                                        ==========


The prorations hereunder have been made on a preliminary basis on information and estimates prepared by DeBartolo Realty Partnership, L.P. Seller shall have the right to verify that the foregoing correctly and accurately sets forth all non-real estate assets and all non-real estate liabilities of West Dade County Associates as of March 31, 1996, within 60 days after the closing hereunder. If the foregoing amounts are incorrect or inaccurate in any respect, same shall be corrected, the prorations hereunder shall be adjusted, and any amounts due from one party to the other shall be paid promptly. The parties will cooperate with each other in good faith to finalize such prorations as soon as reasonably possible (and will provide each other with reasonable access to appropriate books and records and financial information in connection therewith). The parties agree that, in no event shall any proration calculations be based on West Dade County Associates retaining or holding any reserves after March 31, 1996.


































                                 EXHIBIT C
                                 ---------

                  FIVE PARTY CONSENT AND WAIVER AGREEMENT
                 ----------------------------------------


March 29, 1996

RE:     West Dade County Associates, a Florida general partnership (the
"JOINT VENTURE") composed of JMB/Miami International Associates and DeBartolo Realty Partnership, L.P. ("DeBARTOLO")
        MIAMI INTERNATIONAL MALL, DADE COUNTY, FLORIDA
        --------------------------------------------------------------------

The undersigned parties consent to (a) JMB/Miami International Associates' ("JMB/MIAMI") distribution by assignment of (a) a 25% interest in the Joint Venture to JMB Income Properties, Ltd.-XIII, (b) a 2.547% interest in the Joint Venture to IDS/JMB Balanced Income Growth, Ltd., and (c) a 22.453% interest in the Joint Venture to Urban Shopping Centers, L.P., in complete liquidation of said parties' respective interests in JMB/Miami, and (b) the subsequent assignment (i) of a 17.547% interest in the Joint Venture by JMB Income Properties, Ltd.-XIII to Urban Shopping Centers, L.P., ("URBAN"), (ii) of a 7.453% interest in the Joint Venture by JMB Income Properties, Ltd.-XIII to DeBartolo Realty Partnership, L.P., and (iii) a 2.547% interest in the Joint Venture by IDS/JMB Balanced Income Growth, Ltd. to DeBartolo Realty Partnership, L.P.

It is further agreed that (x) the Joint Venture shall continue in full force and effect notwithstanding any assignment described herein, whether occurring now or in the future, (y) following the aforesaid assignments, the only partners of the Joint Venture shall be DeBartolo, who shall thereupon hold a 60% profits in the Joint Venture, and Urban, who shall thereupon hold a 40% profits interest in the Joint Venture, with all rights and obligations appertaining thereto, and each shall recognize the other as such, and (z) each of the undersigned parties hereby waives (1) any and all restrictions and limitations of any nature whatsoever relating to the aforedescribed assignments; (2) any obligation of any person or entity to deliver to any of the undersigned any notices, written or oral, or any documents or other writings relating thereto; (3) any rights of any of the undersigned parties which would otherwise arise as a direct or indirect result of the aforesaid transactions; (4) any right to dissolve, terminate or liquidate the Joint Venture as a result of the aforesaid transactions; and (5) any option to purchase, right of first refusal, right of first offer, or any similar rights that it may have as the result of or in connection with the aforesaid transactions.

Each of the undersigned parties agrees that by executing this agreement, the aforesaid transactions can be consummated without any further approvals, waivers or releases being given by any of the undersigned.




















Each of the undersigned parties further agree that the documents listed in EXHIBIT A, attached hereto and made a part hereof, constitute all of the agreements, whether oral or written, concerning the Joint Venture, that same are in full force and effect, and have not been amended, modified, supplemented, restated, and/or extended except as set forth in Exhibit A hereto.

Each of the undersigned parties hereby state that to the best of their knowledge and belief, there is no default by any other partner under the documents referred to in Exhibit A hereto, and no event has occurred, which, with the giving of notice, the passage of time, or both, would constitute a default under said documents.

In the event of any conflict between the provisions of this agreement and the provisions of the documents referred to in Exhibit A hereto, the provisions of this agreement shall govern.

This agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida. No purported modification of this agreement shall be valid unless the same is in writing and signed by all parties hereto. Each signatory hereto certifies that he or she is duly authorized and empowered to sign this agreement on behalf of all entities named below on whose behalf he or she has so acted.

This agreement may be executed in multiple counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall together constitute one and the same agreement, and shall be binding on the signatories; and the signature of any of the parties hereto to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

The provisions of this agreement shall be binding upon the undersigned parties and their respective successors and assigns, and shall inure to the benefit of all of the undersigned parties and their respective lenders, successors and assigns.

DeBARTOLO REALTY PARTNERSHIP, L.P.,     JMB INCOME PROPERTIES LTD.-XIII,
a Delaware limited partnership          an Illinois limited partnership

By:   DeBartolo Realty Corporation,     By:   JMB Realty Corporation,
      an Ohio corporation,                    a Delaware corporation,
      its Managing General Partner            its Managing General Partner

      By:    KIM A. RIECK                     By:
             Kim A. Rieck,                    Name:
             Sr. Vice President               Title:

























JMB/MIAMI INTERNATIONAL ASSOCIATES,     IDS/JMB BALANCED INCOME
an Illinois general partnership         GROWTH, LTD.,
                                        an Illinois limited partnership

By:   JMB Income Properties Ltd.-XIII,  By:   Income Growth Managers, Inc.,
      an Illinois limited partnership,        an Illinois corporation,
      a general partner                       sole general partner

      By:    JMB Realty Corporation           By:
             a Delaware corporation,          Name:
             its managing general partner     Title:

             By:
             Name:
             Title:


URBAN SHOPPING CENTERS, L.P.
By:   Urban Shopping Centers, Inc.,
      its sole general partner

      By:
      Title:














































                                 EXHIBIT A
                                 ---------

                           PARTNERSHIP AGREEMENT

         Consisting of all agreements, modifications, supplements,
          and amendments of the parties listed below relating to
        West Dade County Associates, a Florida general partnership
        -----------------------------------------------------------


1. Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates by and between DeBartolo-Miami Associates, Flomall Development, Inc., and JMB/Miami International Associates, Inc., dated February 28, 1989.

2. First Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade Associates, a Florida general partnership, by and between DeBartolo-Miami Associates, an Ohio general partnership, and JMB/Miami International Associates, dated June 30, 1992.

3. Second Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates, a Florida general partnership, by and among Marie Denise DeBartolo York, Lisa Marie DeBartolo Revocable Trust, Tiffanie Lynne DeBartolo Revocable Trust, Edward J. DeBartolo Trust No. 7, Edward J. DeBartolo Trust No. 8, M-I Mall, Inc., DeBartolo-Miami Associates and JMB/Miami International Associates.

4. Partner Consent dated October 13, 1993 by JMB/Miami International Associates, countersigned by DeBartolo-Miami Associates, Marie Denise DeBartolo York, and the trustees of the Lisa Marie DeBartolo Revocable Trust, the Tiffanie Lynne DeBartolo Revocable Trust, and Edward J. DeBartolo Trust Nos. 7 and 8.

5. Letter dated July 12, 1995 from Urban Shopping Centers, Inc. to DeBartolo Realty Partnership, L.P.

6. Letter dated December 31, 1995 from JMB/Miami International Associates to DeBartolo Properties Management, Inc.

































                                 EXHIBIT D
                                 ---------

JMB/INCOME PROPERTIES, LTD. - XIII
- - ----------------------------------

      1.      Certified Agreement of Limited Partnership
      2.      Certificate of Limited Partnership - Illinois
      3.      Certificate of Existence - Illinois
      4.      Certified Application to Transact Business in Florida
      5.      Certificate of Status - Florida


JMB REALTY CORPORATION
- - ----------------------

      6.      Certified Articles of Incorporation and By-Laws
      7.      Certificate of Incorporation
      8.      Good Standing Certificate - Delaware
      9.      Certified Application to Transact Business in Florida
      10.     Certificate of Status - Florida
      11.     Certified Corporate Resolutions
      12.     Certificate of Incumbency
















































                                 EXHIBIT E
                                 ---------

URBAN SHOPPING CENTERS, L.P.
- - ----------------------------

      1.      Certified Agreement of Limited Partnership
      2.      Certificate of Limited Partnership
      3.      Certificate of Existence - Illinois
      4.      Certified Application to Transact Business in Florida
      5.      Certificate of Status - Florida


URBAN SHOPPING CENTERS, INC.
- - -----------------------------

      6.      Certified Articles of Incorporation and By-Laws
      7.      Good Standing Certificate - Maryland
      8.      Certified Application to Transact Business in Florida
      9.      Certificate of Status - Florida
      10.     Certified Corporate Resolutions
      11.     Certificate of Incumbency

















































EXHIBIT 10.2

Assignment of Partnership Interest Agreement between JMB Income Properties, Ltd. - XIII and Urban Shopping Centers, L.P. dated as of March 31, 1996.




                    ASSIGNMENT OF PARTNERSHIP INTEREST
                    -----------------------------------

     THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "ASSIGNMENT") is made as of the close of business on the 31st day of March, 1996, by and between JMB Income Properties, Ltd.-XIII, an Illinois limited partnership ("ASSIGNOR") and Urban Shopping Centers, L.P., an Illinois limited partnership ("ASSIGNEE").

                                WITNESSETH:
                                ----------

     WHEREAS, Assignor is a general partner of West Dade County Associates (the "PARTNERSHIP") organized and existing under and by virtue of the documents listed on EXHIBIT "A", attached hereto and made a part hereof (collectively, the "PARTNERSHIP AGREEMENT"); and

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated March 15, 1996 by and between Assignor and Assignee, (the "AGREEMENT"), Assignor has agreed to sell and assign the Partnership Interest (as said term is hereinafter defined) to Assignee, and Assignee has agreed to take and accept the Partnership Interest from Assignor.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

      1. ASSIGNMENT. Assignor hereby conveys, transfers, assigns, sets over and delivers unto Assignee (a) 70.188% of Assignor's right, title and interest in and to the Partnership, being a 17.547% interest in the profits, losses and capital of the Partnership, together with any and all rights, benefits, privileges, obligations and liabilities appertaining thereto, including, but not limited to, Assignor's right, title and interest as a general partner of the Partnership in and to the profits, surplus, losses, capital, cash flow, rentals, contract rights, cash, accounts, receivables, escrows, distributions, proceeds, claims, chooses in action and other assets of the Partnership, (b) all partner loans made by Assignor to the Partnership, if any, (c) all tax deductions and tax benefits for calendar year 1996 relative to the Partnership, and (d) right to participate in the management, administration and control of the Partnership and its business and affairs to the full extent provided for in the Partnership Agreement (collectively, the "PARTNERSHIP INTEREST"), but in all cases subject to and as adjusted under the proration provisions contained in the Agreement, reserving unto itself no rights or interests therein whatsoever.

      TO HAVE AND TO HOLD the same unto Assignee and its heirs, legal representatives, successors and assigns, from and after the date hereof to its own proper use forever, on and subject to the terms, covenants, conditions and provisions contained in the Partnership Agreement and herein.















      2. ACCEPTANCE. Assignee hereby (a) takes and accepts the foregoing assignment, (b) adopts and agrees to be bound by all of the terms, conditions, covenants and provisions of the Partnership Agreement, (c) assumes and agrees to observe, perform, pay, comply with and discharge all of the obligations of the Partnership and of Assignor, as a general partner of the Partnership, and (d) agrees to be a general partner thereof for all purposes, all in the place and stead of Assignor from and after the date hereof, but not before.

      3. REPRESENTATIONS. Assignor covenants, warrants and represents that it is the true and lawful owner of all of the rights, title, interests, options, benefits, powers and privileges hereby assigned, including but not limited to 17.547% of the profits, losses and capital of the Partnership as provided in the Partnership Agreement; that it has good title to same; that it alone has the lawful right and full power and authority to assign and transfer the same in the manner and form aforesaid; that no other person, firm or corporation has any right, title, or interest therein; that same are free of all liens, encumbrances, charges and security interests other than the security interests granted under Article XXVI of the Partnership Agreement; and that it will warrant and defend title to same to Assignee against the claims and demands of all persons.

              Assignor further covenants, warrants and represents that there is no litigation pending or threatened in any court or jurisdiction relative to the Partnership Interest.

      4. DUE DILIGENCE. Assignee acknowledges that (a) it is an existing partner in the Partnership and is acquiring the Partnership Interest based solely upon its review of information in its own possession and Assignor's express representations and warranties set forth herein, and (b) except as is expressly set forth in this Assignment, the sale of the Partnership Interest is and shall be made without representation or warranty, whether express or implied, by Assignor.

      5. NO CHANGE. Nothing contained herein is intended to modify, alter or affect the allocation of rights, duties, obligations and liability of Assignor and Assignee under the Partnership Agreement with respect to all periods prior to the date hereof that is provided for under the Partnership Agreement.

      6. FURTHER ASSURANCES. Assignor and Assignee agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to create, perfect, preserve and/or confirm the interest in and title to the property and rights hereby assigned and transferred to Assignee and Assignee's agreements in Paragraph 2 hereof, and otherwise to effectuate the purposes and provisions of this Assignment.

      7. AUTHORIZATION. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Assignment on behalf of all entities named below on whose behalf he or she has so acted.


















      8. GOVERNING LAWS/SUCCESSORS AND ASSIGNS. This Assignment shall be governed by, and shall be construed and enforced in accordance with, the laws of the state of formation of the Partnership, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

      9. AMENDMENT. No purported modification of this Assignment shall be valid unless the same is in writing and signed by Assignor and Assignee.

      10. LIMITATION ON LIABILITY. No present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in Assignor or Assignee or any entity now or hereafter having a direct or indirect ownership interest in Assignor or Assignee shall have any personal liability, directly or indirectly, under or in connection with this Assignment or any agreement made or entered into in connection with this Assignment, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the property and assets of Assignor and Assignee (as the case may be) for the payment of any claim hereunder. For the purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in Assignor or Assignee nor any obligation of any direct or indirect partner in Assignor or Assignee to restore a deficit capital account or to contribute capital to Assignor or Assignee (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of Assignor or Assignee, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or Assignee provided by law or by any other contract, agreement or instrument.






































      IN WITNESS WHEREOF, the parties hereto have executed this Assignment to be effective as of the date first above-written.

                        ASSIGNOR:

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                its managing general partner

                                By:     DENNIS M. QUINN
                                Name:   Dennis M. Quinn
                                Title:  Sr. Vice President


                        ASSIGNEE:

                        URBAN SHOPPING CENTERS, L.P.
                        By:     Urban Shopping Centers, Inc.,
                                its sole general partner

                                By:
                                Title:  Sr. Vice President


Attached:       Exhibit A (List of Partnership Documents)











































                                 EXHIBIT A
                                 ---------

                           PARTNERSHIP AGREEMENT

         Consisting of all agreements, modifications, supplements,
          and amendments of the parties listed below relating to
        West Dade County Associates, a Florida general partnership
        -----------------------------------------------------------


1. Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates by and between DeBartolo-Miami Associates, Flomall Development, Inc., and JMB/Miami International Associates, Inc., dated February 28, 1989.

2. First Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade Associates, a Florida general partnership, by and between DeBartolo-Miami Associates, an Ohio general partnership, and JMB/Miami International Associates, dated June 30, 1992.

3. Second Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates, a Florida general partnership, by and among Marie Denise DeBartolo York, Lisa Marie DeBartolo Revocable Trust, Tiffanie Lynne DeBartolo Revocable Trust, Edward J. DeBartolo Trust No. 7, Edward J. DeBartolo Trust No. 8, M-I Mall, Inc., DeBartolo-Miami Associates and JMB/Miami International Associates.

4. Partner Consent dated October 13, 1993 by JMB/Miami International Associates, countersigned by DeBartolo-Miami Associates, Marie Denise DeBartolo York, and the trustees of the Lisa Marie DeBartolo Revocable Trust, the Tiffanie Lynne DeBartolo Revocable Trust, and Edward J. DeBartolo Trust Nos. 7 and 8.

5. Letter dated July 12, 1995 from Urban Shopping Centers, Inc. to DeBartolo Realty Partnership, L.P.

6. Letter dated December 31, 1995 from JMB/Miami International Associates to DeBartolo Properties Management, Inc.

































EXHIBIT 10.3 Purchase and Sale Agreement between JMB Income Properties, Ltd. - XIII and DeBartolo Realty Partnership, L.P. dated as of March 15, 1996.




                        PURCHASE AND SALE AGREEMENT
                        ---------------------------

     THIS PURCHASE AND SALE AGREEMENT (the "AGREEMENT") is made as of March 15, 1996 by JMB INCOME PROPERTIES, LTD.-XIII, an Illinois limited partnership, which has an address for notice purposes hereunder at 900 North Michigan Avenue, Chicago, Illinois 60611, (hereinafter referred to as "SELLER"), and DeBARTOLO REALTY PARTNERS, L.P., a Delaware limited partnership (hereinafter referred to as "PURCHASER"), which has an address for notice purposes hereunder at 7655 Market Street, Youngstown, Ohio 44513.

                                WITNESSETH:
                                ----------

     WHEREAS, Seller is the owner of a 17.453% interest in West Dade County Associates, a Florida general partnership, and all rights, titles, interests, benefits, privileges, obligations and liabilities related thereto as described in EXHIBIT A, attached hereto and made a part hereof. As used herein, the term "PARTNERSHIP INTEREST" shall have the meaning ascribed thereto in Exhibit A; and

     WHEREAS, Seller desires to sell and transfer the Partnership Interest to Purchaser, and Purchaser agrees to take and accept same, all on the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, said parties agree as follows:

        1. PURCHASE AND SALE. On the terms and conditions hereinafter set forth, Seller will sell and transfer to Purchaser, and Purchaser will purchase and accept from Seller, the Partnership Interest.

        2.      CONSIDERATION.

                (a) AMOUNT. The purchase price to be paid to Seller by Purchaser hereunder shall by $4,005,624.17 (the "PURCHASE PRICE"). Subject to prorations hereunder, Purchaser shall also assume Seller's proportionate share of all obligations and liabilities of the Partnership.

                        The Purchase Price and all obligations and liabilities so assumed shall be allocated 20% to land and 80% to improvements owned by the Partnership. Seller and Purchaser agree to consistently follow the above allocation and to file Form 8594 with their respective federal tax returns for the 1996 year in accordance with the above allocation.




















                (b) PAYMENT. The Purchase Price shall be paid by federal funds wire transfer in legal tender of the United States of America that is immediately available in Chicago, Illinois not later than 11 AM Central Time on the Closing Date to the following account:

        Name of Bank:           Bank of America Illinois
        Address:                Chicago, Illinois
        ABA Number:             071000039
        Name of Account:        JMB Income Properties, Ltd.-XIII
        Account Number:         74-90569
        Upon receipt of funds, notify:  Andrea Bachman
                                Phone:  (312) 915-2367

        3. CLOSING. The closing of the transaction contemplated hereby shall occur in Chicago, Illinois on April 8, 1996, but as of the closing of business on March 31, 1996 (the "CLOSING DATE").

        4. TRANSFERS. On the Closing Date, Seller shall assign and transfer the Partnership Interest to Purchaser pursuant to the Assignment of Partnership Interest that is attached hereto as Exhibit A (the "ASSIGNMENT").

        5. EXPENSES. Each party shall be responsible for and shall pay all fees, costs and expenses that it incurs in performing its obligations hereunder and that in otherwise incur relative to the transaction described herein.

        6. PRORATIONS. The parties agree to the proration as set forth on EXHIBIT B, attached hereto and made a part hereof. Except as set forth in Exhibit B, there shall be no proration of any item of income or expense in connection with the transaction described herein.

        7.      CONDITIONS

                (a) SELLER. Seller's obligations hereunder are conditioned upon the following:

                        (i) That Purchaser shall pay the Purchase Price on the Closing Date as provided herein;

                        (ii) That Purchaser shall execute, deliver and accept (as the case may be) the Assignment and the Five Party Consent and Waiver Agreement that is attached hereto and made a part hereof as EXHIBIT C (the "PARTNER CONSENT") on the Closing Date as provided herein;

                        (iii) That Seller shall obtain all necessary consents to the transaction contemplated hereby from the parties identified in Exhibit C, in the form of Exhibit C;

























                        (iv) That Seller shall obtain all necessary consents, authorizations and approvals to the transaction contemplated hereby from The Prudential Insurance Company of America.

                        (v) That Purchaser shall furnish Seller with the evidence of Purchaser's authority to enter into this Agreement and perform its obligations hereunder as described in EXHIBIT D, attached hereto and made a part hereof;

                        (vi) That Purchaser shall obtain and deliver to Seller on the Closing Date the Indemnity Agreement that is attached hereto and made a part hereof as EXHIBIT F from the general partners of the indemnitor identified therein; and

                        (vii) That Purchaser shall have performed all of its other obligations hereunder as and when required hereby.

                (b) PURCHASER. Purchaser's obligations hereunder are conditioned upon the following:

                        (i) That Seller shall execute and deliver the Assignment and the Partner Consent on the Closing Date as provided herein;

                        (ii) That Seller shall obtain all necessary consents to the transaction contemplated hereby from the parties identified in EXHIBIT C, in the form of Exhibit C;

                        (iii) That Seller shall obtain all necessary consents, authorizations and approvals to the transaction contemplated hereby from The Prudential Insurance Company of America;

                        (iv) That Seller shall furnish Purchaser with the evidence of Seller's authority to enter into this Agreement and perform its obligations hereunder as described in EXHIBIT E, attached hereto and made a part hereof;

                        (v) That Purchaser shall obtain and deliver to Seller on the Closing Date the Indemnity Agreement that is attached hereto and made a part hereof as EXHIBIT F from the general partners of the indemnificator identified therein; and

                        (vi) That Seller shall have performed all of its other obligations hereunder as and when required hereby.





























        8. BROKER. There is no broker involved in the transaction contemplated hereby on behalf of either Seller or Purchaser. Seller and Purchaser each agree to indemnify the other against its acts which give rise to any claim for a broker's or finder's fee or commission with respect to said transaction.

        9. MISCELLANEOUS. No party hereto may assign any rights or obligations under this Agreement without the prior written consent of the other party. This Agreement (a) expresses the parties entire understanding and agreement with respect to the subject matter hereof, all prior agreements between the parties with respect to the subject matter hereof being merged herein and extinguished; (b) shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; (c) may only be amended by written agreement executed by all parties hereto; and (d) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Agreement on behalf of all entities named below on whose behalf he or she has so acted.

        10. LIMITATION ON LIABILITY. No present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in Seller or Purchaser or any entity now or hereafter having a direct or indirect ownership interest in Seller or Purchaser shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into in connection with this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the property and assets of Seller and Purchaser (as the case may be) for the payment of any claim hereunder. For the purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in Seller or Purchaser nor any obligation of any direct or indirect partner in Seller or Purchaser to restore a deficit capital account or to contribute capital to Seller or Purchaser (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of Seller or Purchaser, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and no in limitation of, any limitation on liability applicable to Seller or Purchaser provided by law or by any other contract, agreement or instrument.

        11. DUE DILIGENCE. Purchaser acknowledges that (a) it is an existing partner in the Partnership and will acquire the Partnership Interest based solely upon its review of information in its own possession and Seller's express representations and warranties set forth herein, and (b) except as is expressly set forth in this Agreement, the sale of the Partnership Interest is and shall be made without representation or warranty, whether express or implied, by Seller.




















     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                        SELLER:

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                its managing general partner

                                By:     DENNIS M. QUINN
                                Name:   Dennis M. Quinn
                                Title:  Senior Vice President

                        PURCHASER:

                        DeBARTOLO REALTY PARTNERSHIP, L.P.
                        By:     DeBartolo Realty Corporation,
                                general partner

                                By:     KIM A. RIECK
                                        Kim A. Rieck, Senior Vice President


Attached:       Exhibit A - Assignment of Partnership Interest
                Exhibit B - Proration Schedule
                Exhibit C - Five Party Consent and Waiver
                Exhibit D - Authority of Seller
                Exhibit E - Authority of Purchaser
                Exhibit F - Indemnity Agreement








































                                 EXHIBIT A
                                 ---------

                    ASSIGNMENT OF PARTNERSHIP INTEREST
                    ----------------------------------

        THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "Assignment") is made as of the close of business on the 31st day of March, 1996, by and between JMB Income Properties, Ltd. - XIII, an Illinois limited partnership ("ASSIGNOR") and DeBartolo Realty Partnership, L.P., a Delaware limited partnership ("ASSIGNEE").

                           W I T N E S S E T H:
                           -------------------

        WHEREAS, Assignor is a general partner of West Dade County Associates (the "PARTNERSHIP") organized and existing under and by virtue of the documents listed on EXHIBIT "A", attached hereto and made a part hereof (collectively, the "PARTNERSHIP AGREEMENT"); and

        WHEREAS, pursuant to that certain Purchase and Sale Agreement dated March 15, 1996 by and between Assignor and Assignee, (the "AGREEMENT"), Assignor has agreed to sell and assign the Partnership Interest (as said term is hereinafter defined) to Assignee, and Assignee has agreed to take and accept the Partnership Interest from Assignor.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

        1. ASSIGNMENT. Assignor hereby conveys, transfers, assigns, sets over and delivers unto Assignee (a) 29.812% of Assignor's right, title and interest in and to the Partnership, being a 7.453% interest in the profits, losses and capital of the Partnership, together with any and all rights, benefits, privileges, obligations and liabilities appertaining thereto, including, but not limited to, Assignor's right, title and interest as a general partner of the Partnership in and to the profits, surplus, losses, capital, cash flow, rentals, contract rights, cash, accounts, receivables, escrows, distributions, proceeds, claims, chooses in action and other assets of the Partnership, (b) all partner loans made by Assignor to the Partnership, if any, (c) all tax deductions and tax benefits for calendar year 1996 relative to the Partnership, and (d) right to participate in the management, administration and control of the Partnership and its business and affairs to the full extent provided for in the Partnership Agreement (collectively, the "PARTNERSHIP INTEREST"), but in all cases subject to and as adjusted under the proration provisions contained in the Agreement, reserving unto itself no rights or interests therein whatsoever.
























        TO HAVE AND TO HOLD the same unto Assignee and its heirs, legal representatives, successors and assigns, from and after the date hereof to its own proper use forever, on and subject to the terms, covenants, conditions and provisions contained in the Partnership Agreement and herein.

        2. ACCEPTANCE. Assignee hereby (a) takes and accepts the foregoing assignment, (b) adopts and agrees to be bound by all of the terms, conditions, covenants and provisions of the Partnership Agreement, (c) assumes and agrees to observe, perform, pay, comply with and discharge all of the obligations of the Partnership and of Assignor, as a general partner of the Partnership, and (d) agrees to be a general partner thereof for all purposes, all in the place and stead of Assignor from and after the date hereof, but not before.

        3. REPRESENTATIONS. Assignor covenants, warrants and represents that it is the true and lawful owner of all of the rights, title, interests, options, benefits, powers and privileges hereby assigned, including but not limited to 7.453% of the profits, losses and capital of the Partnership as provided in the Partnership Agreement; that it has good title to same; that it alone has the lawful right and full power and authority to assign and transfer the same in the manner and form aforesaid; that no other person, firm or corporation has any right, title, or interest therein; that same are free of all liens, encumbrances, charges and security interests other than the security interests granted under Article XXVI of the Partnership Agreement; and that it will warrant and defend title to same to Assignee against the claims and demands of all persons.

                Assignor further covenants, warrants and represents that there is no litigation pending or threatened in any court or jurisdiction relative to the Partnership Interest.

        4. DUE DILIGENCE. Assignee acknowledges that (a) it is an existing partner in the Partnership and is acquiring the Partnership Interest based solely upon its review of information in its own possession and Assignor's express representations and warranties set forth herein, and (b) except as is expressly set forth in this Assignment, the sale of the Partnership Interest is and shall be made without representation or warranty, whether express or implied, by Assignor.

        5. NO CHANGE. Nothing contained herein is intended to modify, alter or affect the allocation of rights, duties, obligations and liability of Assignor and Assignee under the Partnership Agreement with respect to all periods prior to the date hereof that is provided for under the Partnership Agreement.

        6. FURTHER ASSURANCES. Assignor and Assignee agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to create, perfect, preserve and/or confirm the interest in and title to the property and rights hereby assigned and transferred to Assignee and Assignee's agreements in Paragraph 2 hereof, and otherwise to effectuate the purposes and provisions of this Assignment.

        7. AUTHORIZATION. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Assignment on behalf of all entities named below on whose behalf he or she has so acted.

        8. GOVERNING LAWS/SUCCESSORS AND ASSIGNS. This Assignment shall be governed by, and shall be construed and enforced in accordance with, the laws of the state of formation of the Partnership, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

        9. AMENDMENT. No purported modification of this Assignment shall be valid unless the same is in writing and signed by Assignor and Assignee.

        10. LIMITATION ON LIABILITY. No present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in Assignor or Assignee or any entity now or hereafter having a direct or indirect ownership interest in Assignor or Assignee shall have any personal liability, directly or indirectly, under or in connection with this Assignment or any agreement made or entered into in connection with this Assignment, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the property and assets of Assignor and Assignee (as the case may be) for the payment of any claim hereunder. For the purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in Assignor or Assignee nor any obligation of any direct or indirect partner in Assignor or Assignee to restore a deficit capital account or to contribute capital to Assignor or Assignee (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of Assignor or Assignee, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or Assignee provided by law or by any other contract, agreement or instrument.





























        IN WITNESS WHEREOF, the parties hereto have executed this Assignment to be effective as of the date first above-written.

                        ASSIGNOR:

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                its managing general partner

                                By:
                                Name:
                                Title:


                        ASSIGNEE:

                        DeBARTOLO REALTY PARTNERSHIP, L.P.
                        By:     DeBartolo Realty Corporation,
                                General Partner

                                By:
                                Title:


Attached:       Exhibit A (List of Partnership Documents)












































                                 EXHIBIT A
                                 ---------

                           PARTNERSHIP AGREEMENT

         Consisting of all agreements, modifications, supplements,
          and amendments of the parties listed below relating to
        West Dade County Associates, a Florida general partnership
        -----------------------------------------------------------


1. Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates by and between DeBartolo-Miami Associates, Flomall Development, Inc., and JMB/Miami International Associates, Inc., dated February 28, 1989.

2. First Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade Associates, a Florida general partnership, by and between DeBartolo-Miami Associates, an Ohio general partnership, and JMB/Miami International Associates, dated June 30, 1992.

3. Second Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates, a Florida general partnership, by and among Marie Denise DeBartolo York, Lisa Marie DeBartolo Revocable Trust, Tiffanie Lynne DeBartolo Revocable Trust, Edward J. DeBartolo Trust No. 7, Edward J. DeBartolo Trust No. 8, M-I Mall, Inc., DeBartolo-Miami Associates and JMB/Miami International Associates.

4. Partner Consent dated October 13, 1993 by JMB/Miami International Associates, countersigned by DeBartolo-Miami Associates, Marie Denise DeBartolo York, and the trustees of the Lisa Marie DeBartolo Revocable Trust, the Tiffanie Lynne DeBartolo Revocable Trust, and Edward J. DeBartolo Trust Nos. 7 and 8.

5. Letter dated July 12, 1995 from Urban Shopping Centers, Inc. to DeBartolo Realty Partnership, L.P.

6. Letter dated December 31, 1995 from JMB/Miami International Associates to DeBartolo Properties Management, Inc.

































                                 EXHIBIT B
                                 ---------

                        West Dade County Associates
                        Purchase and Sale Agreement
             Proration of Non Real Estate Assets & Liabilities
                              March 31, 1996



                Total non real estate assets            $1,260,816

                Total non real estate liabilities         (930,816)
                                                        ----------

                                                           330,000
                Pro rata distribution to partners 3/29    (330,000)
                                                        ----------

                Proration                               $        0
                                                        ==========


The prorations hereunder have been made on a preliminary basis on information and estimates prepared by DeBartolo Realty Partnership, L.P. Seller shall have the right to verify that the foregoing correctly and accurately sets forth all non-real estate assets and all non-real estate liabilities of West Dade County Associates as of March 31, 1996, within 60 days after the closing hereunder. If the foregoing amounts are incorrect or inaccurate in any respect, same shall be corrected, the prorations hereunder shall be adjusted, and any amounts due from one party to the other shall be paid promptly. The parties will cooperate with each other in good faith to finalize such prorations as soon as reasonably possible (and will provide each other with reasonable access to appropriate books and records and financial information in connection therewith). The parties agree that, in no event shall any proration calculations be based on West Dade County Associates retaining or holding any reserves after March 31, 1996.



































                                 EXHIBIT C
                                 ---------

                  FIVE PARTY CONSENT AND WAIVER AGREEMENT
                 ----------------------------------------


March 29, 1996

RE:     West Dade County Associates, a Florida general partnership (the
"JOINT VENTURE") composed of JMB/Miami International Associates and DeBartolo Realty Partnership, L.P. ("DeBARTOLO")
        MIAMI INTERNATIONAL MALL, DADE COUNTY, FLORIDA
        --------------------------------------------------------------------

The undersigned parties consent to (a) JMB/Miami International Associates' ("JMB/MIAMI") distribution by assignment of (a) a 25% interest in the Joint Venture to JMB Income Properties, Ltd.-XIII, (b) a 2.547% interest in the Joint Venture to IDS/JMB Balanced Income Growth, Ltd., and (c) a 22.453% interest in the Joint Venture to Urban Shopping Centers, L.P., in complete liquidation of said parties' respective interests in JMB/Miami, and (b) the subsequent assignment (i) of a 17.547% interest in the Joint Venture by JMB Income Properties, Ltd.-XIII to Urban Shopping Centers, L.P., ("URBAN"), (ii) of a 7.453% interest in the Joint Venture by JMB Income Properties, Ltd.-XIII to DeBartolo Realty Partnership, L.P., and (iii) a 2.547% interest in the Joint Venture by IDS/JMB Balanced Income Growth, Ltd. to DeBartolo Realty Partnership, L.P.

It is further agreed that (x) the Joint Venture shall continue in full force and effect notwithstanding any assignment described herein, whether occurring now or in the future, (y) following the aforesaid assignments, the only partners of the Joint Venture shall be DeBartolo, who shall thereupon hold a 60% profits in the Joint Venture, and Urban, who shall thereupon hold a 40% profits interest in the Joint Venture, with all rights and obligations appertaining thereto, and each shall recognize the other as such, and (z) each of the undersigned parties hereby waives (1) any and all restrictions and limitations of any nature whatsoever relating to the aforedescribed assignments; (2) any obligation of any person or entity to deliver to any of the undersigned any notices, written or oral, or any documents or other writings relating thereto; (3) any rights of any of the undersigned parties which would otherwise arise as a direct or indirect result of the aforesaid transactions; (4) any right to dissolve, terminate or liquidate the Joint Venture as a result of the aforesaid transactions; and (5) any option to purchase, right of first refusal, right of first offer, or any similar rights that it may have as the result of or in connection with the aforesaid transactions.

Each of the undersigned parties agrees that by executing this agreement, the aforesaid transactions can be consummated without any further approvals, waivers or releases being given by any of the undersigned.




















Each of the undersigned parties further agree that the documents listed in EXHIBIT A, attached hereto and made a part hereof, constitute all of the agreements, whether oral or written, concerning the Joint Venture, that same are in full force and effect, and have not been amended, modified, supplemented, restated, and/or extended except as set forth in Exhibit A hereto.

Each of the undersigned parties hereby state that to the best of their knowledge and belief, there is no default by any other partner under the documents referred to in Exhibit A hereto, and no event has occurred, which, with the giving of notice, the passage of time, or both, would constitute a default under said documents.

In the event of any conflict between the provisions of this agreement and the provisions of the documents referred to in Exhibit A hereto, the provisions of this agreement shall govern.

This agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida. No purported modification of this agreement shall be valid unless the same is in writing and signed by all parties hereto. Each signatory hereto certifies that he or she is duly authorized and empowered to sign this agreement on behalf of all entities named below on whose behalf he or she has so acted.

This agreement may be executed in multiple counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall together constitute one and the same agreement, and shall be binding on the signatories; and the signature of any of the parties hereto to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

The provisions of this agreement shall be binding upon the undersigned parties and their respective successors and assigns, and shall inure to the benefit of all of the undersigned parties and their respective lenders, successors and assigns.

DeBARTOLO REALTY PARTNERSHIP, L.P.,     JMB INCOME PROPERTIES LTD.-XIII,
a Delaware limited partnership          an Illinois limited partnership

By:   DeBartolo Realty Corporation,     By:   JMB Realty Corporation,
      an Ohio corporation,                    a Delaware corporation,
      its Managing General Partner            its Managing General Partner

      By:    KIM A. RIECK                     By:
             Kim A. Rieck,                    Name:
             Sr. Vice President               Title:

























JMB/MIAMI INTERNATIONAL ASSOCIATES,     IDS/JMB BALANCED INCOME
an Illinois general partnership         GROWTH, LTD.,
                                        an Illinois limited partnership

By:   JMB Income Properties Ltd.-XIII,  By:   Income Growth Managers, Inc.,
      an Illinois limited partnership,        an Illinois corporation,
      a general partner                       sole general partner

      By:    JMB Realty Corporation           By:
             a Delaware corporation,          Name:
             its managing general partner     Title:

             By:
             Name:
             Title:


URBAN SHOPPING CENTERS, L.P.
By:   Urban Shopping Centers, Inc.,
      its sole general partner

      By:
      Title:














































                                 EXHIBIT A
                                 ---------

                           PARTNERSHIP AGREEMENT

         Consisting of all agreements, modifications, supplements,
          and amendments of the parties listed below relating to
        West Dade County Associates, a Florida general partnership
        -----------------------------------------------------------


1. Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates by and between DeBartolo-Miami Associates, Flomall Development, Inc., and JMB/Miami International Associates, Inc., dated February 28, 1989.

2. First Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade Associates, a Florida general partnership, by and between DeBartolo-Miami Associates, an Ohio general partnership, and JMB/Miami International Associates, dated June 30, 1992.

3. Second Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates, a Florida general partnership, by and among Marie Denise DeBartolo York, Lisa Marie DeBartolo Revocable Trust, Tiffanie Lynne DeBartolo Revocable Trust, Edward J. DeBartolo Trust No. 7, Edward J. DeBartolo Trust No. 8, M-I Mall, Inc., DeBartolo-Miami Associates and JMB/Miami International Associates.

4. Partner Consent dated October 13, 1993 by JMB/Miami International Associates, countersigned by DeBartolo-Miami Associates, Marie Denise DeBartolo York, and the trustees of the Lisa Marie DeBartolo Revocable Trust, the Tiffanie Lynne DeBartolo Revocable Trust, and Edward J. DeBartolo Trust Nos. 7 and 8.

5. Letter dated July 12, 1995 from Urban Shopping Centers, Inc. to DeBartolo Realty Partnership, L.P.

6. Letter dated December 31, 1995 from JMB/Miami International Associates to DeBartolo Properties Management, Inc.

































                                 EXHIBIT D
                                 ---------

JMB/INCOME PROPERTIES, LTD. - XIII
- - ----------------------------------

      1.      Certified Agreement of Limited Partnership
      2.      Certificate of Limited Partnership - Illinois
      3.      Certificate of Existence - Illinois
      4.      Certified Application to Transact Business in Florida
      5.      Certificate of Status - Florida


JMB REALTY CORPORATION
- - ----------------------

      6.      Certified Articles of Incorporation and By-Laws
      7.      Certificate of Incorporation
      8.      Good Standing Certificate - Delaware
      9.      Certified Application to Transact Business in Florida
      10.     Certificate of Status - Florida
      11.     Certified Corporate Resolutions
      12.     Certificate of Incumbency
















































                                 EXHIBIT E
                                 ---------

DeBARTOLO REALTY PARTNERSHIP, L.P.
- - ----------------------------------

      1.      Certified Agreement of Limited Partnership
      2.      Certificate of Limited Partnership - Delaware
      3.      Certificate of Existence - Delaware
      4.      Certified Application to Transact Business in Florida
      5.      Certificate of Status - Florida


DeBARTOLO REALTY CORPORATION
- - ----------------------------

      6.      Certified Articles of Incorporation and By-Laws
      7.      Good Standing Certificate - Ohio
      8.      Certified Application to Transact Business in Florida
      9.      Certificate of Status - Florida
      10.     Certified Corporate Resolutions
      11.     Certificate of Incumbency


















































                                 EXHIBIT F
                                 ---------

                            INDEMNITY AGREEMENT
                            -------------------

      THIS INDEMNITY AGREEMENT ("AGREEMENT") is made as of April 1, 1996 by WEST DADE COUNTY ASSOCIATES, a Florida general partnership (the "INDEMNITOR") composed of DeBARTOLO REALTY PARTNERSHIP, a Delaware limited partnership ("DeBARTOLO"),. and URBAN SHOPPING CENTERS, L.P., an Illinois limited partnership ("URBAN"), for the benefit of JMB INCOME PROPERTIES, LTD.-XIII, an Illinois limited partnership, and IDS/JMB BALANCED INCOME GROWTH, LTD., an Illinois limited partnership (hereinafter referred to individually and collectively as "BENEFICIARY").

                                WITNESSETH:
                                ----------

      WHEREAS, Beneficiary has immediately prior hereto sold and transferred all of its right, title and interest in and to West Dade County Associates to DeBartolo and Urban; and

      WHEREAS, as a condition to said sale and transfer, Beneficiary has required that Indemnitor indemnify and hold Beneficiary from and against those certain liabilities and obligations hereinafter described;

      NOW, THEREFORE, as an inducement to Beneficiary to complete said sale and transfer, and in consideration of $10.00, the mutual covenants and agreements herein contained, and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, Indemnitor agrees as follows:

      1. INDEMNITY. Indemnitor hereby agrees to pay, protect, defend, indemnify and hold Beneficiary (which term, as used in this Agreement, shall also include each Beneficiary's successors and assigns, and their respective directors, officers, employees, partners, members and attorneys) harmless from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, lawsuits, demands and judgments of any nature or description whatsoever, which may at any time be imposed upon, incurred by or awarded against Beneficiary, resulting from or in connection with:

              (a) Any matter which is excluded from the limitations on personal liability contained in paragraph 18 of that certain Consolidated, Modified, Renewed and Restate Promissory Note dated December 21, 1993 by West Dade County Associates unto The Prudential Insurance Company of America, and all corresponding provisions which impose personal liability that are contained in all other documents evidencing and/or securing the indebtedness evidenced by said Consolidated, Modified, Renewed and Restated Promissory Note, EXCEPT, in all events, such liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, lawsuits, demands and judgments of any nature or description whatsoever arising out of, resulting from or in connection with the acts of Beneficiary, as to which Indemnitor shall have no liability hereunder, and which Beneficiary shall protect, indemnify, defend, pay and hold Indemnitor harmless from and against; and

              (b) West Dade County Associates and/or its property, but only to the extent that same arise, accrue, mature and/or relate to any period on or after the date hereof.

      2. NO WAIVER. No provision of this Agreement shall be deemed to have been waived unless such waiver shall be in writing, signed by the party against whom such waiver is sought to be enforced.

      3. REMEDIES CUMULATIVE. Each right, privilege and remedy afforded to Beneficiary by the provisions of this Agreement shall be separate, distinct and cumulative and shall be in addition to every other right or remedy provided for in this Agreement or now or hereafter existing at law or in equity. Beneficiary's exercise or commencement of exercise of any one or more of the rights and/or remedies provided for in this Agreement or now or hereafter existing at law or in equity shall not be deemed or construed to be a waiver of or to prejudice or preclude the concurrent or later exercise by Beneficiary of any or all other rights and/or remedies provided for in this Agreement or now or hereafter existing at law or in equity.

      4. SUCCESSIVE ACTIONS. A separate right of action hereunder shall arise each time Beneficiary acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action.

      5. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall together constitute one and the same agreement, and shall be binding on the signatories; and the signature of any of the parties hereto to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

      6. MISCELLANEOUS. This Agreement (a) expresses the parties entire understanding and agreement with respect to the subject matter hereof, all prior agreements between the parties with respect to the subject matter hereof being merged herein and extinguished; (b) shall be binding upon Indemnitor, and shall inure to the benefit of Beneficiary, and their respective heirs, legal representatives, successors and assigns; (c) may only be made by written agreement executed by all parties hereto; and (d) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Agreement on behalf of all entities named below on whose behalf he or she has so acted.

      IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed, acknowledged and delivered in multiple counterparts as of the date first above written.

              WEST DADE COUNTY ASSOCIATES

              BY:       DeBARTOLO REALTY PARTNERSHIP, L.P.,
                        a Delaware limited partnership, General Partner

                        By:     DeBartolo Realty Corporation,
                                an Ohio corporation,
                                its Managing General Partner

                                By:     KIM A. RIECK
                                        Kim A. Rieck, Sr. Vice President


                        BY:     URBAN SHOPPING CENTERS, L.P.,
                                General Partner

                                By:     Urban Shopping Centers, Inc.
                                        its sole general partner


                                        By:
                                        Title:  Sr. Vice President





































EXHIBIT 10.4 Assignment of Partnership Interest Agreement between JMB Income Properties, Ltd. - XIII and DeBartolo Realty Partnership, L.P. dated as of March 31, 1996.




                    ASSIGNMENT OF PARTNERSHIP INTEREST
                    -----------------------------------

     THIS ASSIGNMENT OF PARTNERSHIP INTEREST (the "ASSIGNMENT") is made as of the close of business on the 31st day of March, 1996, by and between JMB Income Properties, Ltd.-XIII, an Illinois limited partnership ("ASSIGNOR") and DeBartolo Realty Partnership, L.P., a Delaware limited partnership ("ASSIGNEE").


                                WITNESSETH:
                                ----------

     WHEREAS, Assignor is a general partner of West Dade County Associates (the "PARTNERSHIP") organized and existing under and by virtue of the documents listed on EXHIBIT "A", attached hereto and made a part hereof (collectively, the "PARTNERSHIP AGREEMENT"); and

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated March 15, 1996 by and between Assignor and Assignee, (the "AGREEMENT"), Assignor has agreed to sell and assign the Partnership Interest (as said term is hereinafter defined) to Assignee, and Assignee has agreed to take and accept the Partnership Interest from Assignor.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

      1. ASSIGNMENT. Assignor hereby conveys, transfers, assigns, sets over and delivers unto Assignee (a) 29.812% of Assignor's right, title and interest in and to the Partnership, being a 7.453% interest in the profits, losses and capital of the Partnership, together with any and all rights, benefits, privileges, obligations and liabilities appertaining thereto, including, but not limited to, Assignor's right, title and interest as a general partner of the Partnership in and to the profits, surplus, losses, capital, cash flow, rentals, contract rights, cash, accounts, receivables, escrows, distributions, proceeds, claims, chooses in action and other assets of the Partnership, (b) all partner loans made by Assignor to the Partnership, if any, (c) all tax deductions and tax benefits for calendar year 1996 relative to the Partnership, and (d) right to participate in the management, administration and control of the Partnership and its business and affairs to the full extent provided for in the Partnership Agreement (collectively, the "PARTNERSHIP INTEREST"), but in all cases subject to and as adjusted under the proration provisions contained in the Agreement, reserving unto itself no rights or interests therein whatsoever.

















      TO HAVE AND TO HOLD the same unto Assignee and its heirs, legal representatives, successors and assigns, from and after the date hereof to its own proper use forever, on and subject to the terms, covenants, conditions and provisions contained in the Partnership Agreement and herein.


      2. ACCEPTANCE. Assignee hereby (a) takes and accepts the foregoing assignment, (b) adopts and agrees to be bound by all of the terms, conditions, covenants and provisions of the Partnership Agreement, (c) assumes and agrees to observe, perform, pay, comply with and discharge all of the obligations of the Partnership and of Assignor, as a general partner of the Partnership, and (d) agrees to be a general partner thereof for all purposes, all in the place and stead of Assignor from and after the date hereof, but not before.

      3. REPRESENTATIONS. Assignor covenants, warrants and represents that it is the true and lawful owner of all of the rights, title, interests, options, benefits, powers and privileges hereby assigned, including but not limited to 7.453% of the profits, losses and capital of the Partnership as provided in the Partnership Agreement; that it has good title to same; that it alone has the lawful right and full power and authority to assign and transfer the same in the manner and form aforesaid; that no other person, firm or corporation has any right, title, or interest therein; that same are free of all liens, encumbrances, charges and security interests other than the security interests granted under Article XXVI of the Partnership Agreement; and that it will warrant and defend title to same to Assignee against the claims and demands of all persons.

              Assignor further covenants, warrants and represents that there is no litigation pending or threatened in any court or jurisdiction relative to the Partnership Interest.

      4. DUE DILIGENCE. Assignee acknowledges that (a) it is an existing partner in the Partnership and is acquiring the Partnership Interest based solely upon its review of information in its own possession and Assignor's express representations and warranties set forth herein, and (b) except as is expressly set forth in this Assignment, the sale of the Partnership Interest is and shall be made without representation or warranty, whether express or implied, by Assignor.

      5. NO CHANGE. Nothing contained herein is intended to modify, alter or affect the allocation of rights, duties, obligations and liability of Assignor and Assignee under the Partnership Agreement with respect to all periods prior to the date hereof that is provided for under the Partnership Agreement.

      6. FURTHER ASSURANCES. Assignor and Assignee agree that they will cooperate with each other and will make, execute, acknowledge, deliver, record and file, or cause to be made, executed, acknowledged, delivered, recorded and filed, at such times and places as the other may reasonably deem necessary, all other and further documents and instruments, and will take all other and further actions, as the other may reasonably request from time to time in order to create, perfect, preserve and/or confirm the interest in and title to the property and rights hereby assigned and transferred to Assignee and Assignee's agreements in Paragraph 2 hereof, and otherwise to effectuate the purposes and provisions of this Assignment.

      7. AUTHORIZATION. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Assignment on behalf of all entities named below on whose behalf he or she has so acted.

      8. GOVERNING LAWS/SUCCESSORS AND ASSIGNS. This Assignment shall be governed by, and shall be construed and enforced in accordance with, the laws of the state of formation of the Partnership, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

      9. AMENDMENT. No purported modification of this Assignment shall be valid unless the same is in writing and signed by Assignor and Assignee.

      10. LIMITATION ON LIABILITY. No present or future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in Assignor or Assignee or any entity now or hereafter having a direct or indirect ownership interest in Assignor or Assignee shall have any personal liability, directly or indirectly, under or in connection with this Assignment or any agreement made or entered into in connection with this Assignment, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the property and assets of Assignor and Assignee (as the case may be) for the payment of any claim hereunder. For the purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in Assignor or Assignee nor any obligation of any direct or indirect partner in Assignor or Assignee to restore a deficit capital account or to contribute capital to Assignor or Assignee (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of Assignor or Assignee, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Assignor or Assignee provided by law or by any other contract, agreement or instrument.




























      IN WITNESS WHEREOF, the parties hereto have executed this Assignment to be effective as of the date first above-written.

                        ASSIGNOR:

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                its managing general partner

                                By:     DENNIS M. QUINN
                                Name:   Dennis M. Quinn
                                Title:  Sr. Vice President


                        ASSIGNEE:

                        DeBARTOLO REALTY PARTNERSHIP, L.P.
                        By:     DeBartolo Realty Corporation,
                                General Partner

                                By:
                                Title:  Sr. Vice President


Attached:       Exhibit A (List of Partnership Documents)









































                                 EXHIBIT A
                                 ---------

                           PARTNERSHIP AGREEMENT

         Consisting of all agreements, modifications, supplements,
          and amendments of the parties listed below relating to
        West Dade County Associates, a Florida general partnership
        -----------------------------------------------------------


1. Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates by and between DeBartolo-Miami Associates, Flomall Development, Inc., and JMB/Miami International Associates, Inc., dated February 28, 1989.

2. First Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade Associates, a Florida general partnership, by and between DeBartolo-Miami Associates, an Ohio general partnership, and JMB/Miami International Associates, dated June 30, 1992.

3. Second Amendment to Restatement and Fourth Amendment to Joint Venture Agreement of West Dade County Associates, a Florida general partnership, by and among Marie Denise DeBartolo York, Lisa Marie DeBartolo Revocable Trust, Tiffanie Lynne DeBartolo Revocable Trust, Edward J. DeBartolo Trust No. 7, Edward J. DeBartolo Trust No. 8, M-I Mall, Inc., DeBartolo-Miami Associates and JMB/Miami International Associates.

4. Partner Consent dated October 13, 1993 by JMB/Miami International Associates, countersigned by DeBartolo-Miami Associates, Marie Denise DeBartolo York, and the trustees of the Lisa Marie DeBartolo Revocable Trust, the Tiffanie Lynne DeBartolo Revocable Trust, and Edward J. DeBartolo Trust Nos. 7 and 8.

5. Letter dated July 12, 1995 from Urban Shopping Centers, Inc. to DeBartolo Realty Partnership, L.P.

6. Letter dated December 31, 1995 from JMB/Miami International Associates to DeBartolo Properties Management, Inc.

































EXHIBIT 10.5 Dissolution Agreement between JMB Income Properties, Ltd. - XIII, IDS/JMB Balanced Income Growth, Ltd. and Urban Shopping Centers, L.P. dated as of March 31, 1996.



                           DISSOLUTION AGREEMENT

        THIS AGREEMENT is made as of the 31st day of march, 1996, by and among JMB INCOME PROPERTIES, LTD.-XIII, an Illinois limited partnership ("JMB-XIII"), IDS/JMB BALANCED INCOME GROWTH, LTD., an Illinois limited partnership ("IDS/JMB"), and URBAN SHOPPING CENTERS, L.P., an Illinois limited partnership ("Urban").


                                 RECITALS:

        A. JMB/Miami International Associates ("JMB/Miami") was formed as an Illinois general partnership pursuant to the Uniform Partnership act of the State of Illinois in accordance with Articles of Partnership dated as of January 1, 1988 (the "Articles") executed by JMB-XIII and JMB Income Properties, L.P.-XIV, a Delaware limited partnership ("JMB-XIV").

        B. The Articles were amended and restated to provide for the admission of IDS/JMB as a partner pursuant to those certain Amended and Restated Articles of Partnership of JMB/Miami dated as of February 28, 1989 (the "Amended Articles").

        C. Pursuant to a consent to assignment of interest in JMB/Miami (the "Consent to Assignment"), the Amended Articles were further amended to admit Urban to the Partnership as a substituted partner to replace JMB-XIV, so that after the Consent to assignment was executed, IDS/JMB, JMB-XIII and Urban constituted (and presently constitute) all of the partners in JMB/Miami. As used herein, the term "Partnership Agreement" means the Amended Articles, as amended by the Consent to Assignment.

        D. JMB/Miami currently owns a fifty percent (50%) interest in West Dade County Associates, a Florida general partnership (the "Joint Venture"). DeBartolo Realty Partnership, L.P., a Delaware limited partnership ("DeBartolo"), currently owns the remaining fifty percent (50%) interest in the Joint Venture. The Joint Venture owns an approximately 967,000 square foot enclosed regional mall located in Miami, Florida and known as Miami International Mall (the "Property").

        E. Pursuant to separate letters of intent ("Letters of Intent") each dated February 13, 1996, DeBartolo has expressed an interest in acquiring certain of the interests of JMB-XIII and IDS/JMB with respect to the Property.

However, DeBartolo is unwilling to become a partner in JMB/Miami because of the complications, liabilities and inconvenience resulting from acquiring an indirect ownership interest in the Joint Venture through JMB/Miami. As a result, DeBartolo is only willing to acquire such interests if JMB/Miami were to dissolve, and the interests in the Joint Venture distributed to each of JMB-XIII, Urban and IDS/JMB, and, thereupon, DeBartolo would acquire such interests in the Joint Venture directly from JMB-XIII and IDS/JMB.

        F. The parties acknowledge that Urban is unwilling to sell its interests with respect to the Property, directly or indirectly. In addition, the parties acknowledge that a sale of the interests of JMB-XIII and IDS/JMB would result in a sale of a substantial portion of the interests in and, indirectly the property of, JMB/Miami and would trigger certain approval and/or rights of first refusal in favor of Urban. In connection therewith, the parties wish to set forth their agreements respecting the matters contemplated herein.

                IN VIEW OF THE FOREGOING FACTS, and in consideration of the respective undertakings of the parties hereto, it is hereby agreed as follows:

                1. DISSOLUTION OF JMB/MIAMI. The parties hereby unanimously agree that it is in the best interests of the parties to voluntarily dissolve JMB/Miami in accordance with Section 11B(iii) of the Partnership Agreement and Section 805 ILCS 205/31 of the Uniform Partnership Act of the State of Illinois (the "Act"), and in that connection:

                        a. On the "Closing Date" (as hereinafter defined) JMB/Miami shall voluntarily be dissolved in accordance with Section 11B(iii) of the Partnership Agreement and Section 805 ILCS 205/31 of the Act, and such documents and filings as may be necessary or desirable to properly effectuate the dissolution of JMB/Miami shall be executed and delivered. The parties will appropriately adjust all items of income, expense, profit and loss with respect to JMB/Miami in connection with such dissolution.

                        b. Concurrently therewith, and as a part of such dissolution, JMB/Miami shall withdraw as a partner in the Joint Venture and the interests of JMB/Miami in the Joint Venture shall be distributed to IDS/JMB, Urban and JMB-XIII, who shall thereupon be admitted as substituted partners in the Joint Venture in the place, name and stead of JMB/Miami, such that JMB-XIII would thereupon own an undivided twenty-five percent (25%) general partnership interest, IDS/JMB would own an undivided two and five hundred forty-seven one thousandths percent (2.547%) general partnership interest, and Urban would own an undivided twenty-two and four hundred five-three one thousandths percent (22.453%) general partnership interest in the Joint Venture.


























                        c.      Notwithstanding the dissolution of
JMB/Miami, each of the parties hereto shall remain liable after such dissolution for the obligations and liabilities of JMB/Miami in the same manner and to the same extent as before such dissolution, and shall continue to have, with respect to each other, the same rights to contribution and/or indemnification (whether under the terms of the Partnership Agreement, by law or otherwise) as a general partner of JMB/Miami in regard to such obligations and liabilities as existed before such dissolution.

                2. RIGHTS OF FIRST REFUSAL. The parties hereto desire to clarify and specifically set forth certain rights with respect to the sale of a party's interest in the Joint Venture and, in that connection, hereby agree as follows:

                        a. Each party acknowledges and agrees that as long as two or more of the parties hereto own interests in the Joint Venture, such parties will each have a right of first refusal to purchase the interest in the Joint Venture of any such other party hereto desiring to sell its interest in the Joint Venture. In such event the party desiring such sale (the "Notifying Party") must give notice (the "Intended Sale Notice") to such other parties (individually, a "Notified Party" and collectively the "Notified Parties") of the proposed transaction and shall deliver to the Notified Parties with such Intended Sale Notice, a copy of the bona fide written offer ("Offer") from the prospective purchaser setting forth the name of the prospective purchaser and all of the material terms and conditions on which it is intended that the Notifying Party's interest in the Joint Venture be sold. Each Notified Party shall then have 30 days after receiving the Intended Sale Notice to elect (by giving notice thereof to all such other parties within such 30-day period) to purchase such Joint Venture interest for the purchase price and on the terms and conditions set forth in such Offer. If both Notified Parties elect to so purchase, they shall each acquire a portion of such Joint Venture interest intended to be sold, such portion to be based on the ratio which each such Notified Party's own Joint Venture interest bears to the aggregate Joint Venture interests of both Notified Parties. If either or both such Notified Parties elect to purchase, the sale of the Notifying Party's interest in the Joint Venture shall close on a date, not later than 60 days nor earlier than 10 days after the making of such election, specified in such election (or such other date as the Notified and Notifying Parties may mutually agree). If no Notified Party makes an election to acquire the Notifying Party's interest in the Joint Venture, then the Notifying Party may conclude the sale of its Joint Venture interest pursuant to the Offer at any time or times within 180 days after the giving of the Intended Sale Notice, for a purchase price and on substantially the same terms as contained in the Offer. If a sale by the Notifying Party is not consummated within such period, then the right of the Notified Parties to receive notice and to purchase as aforesaid will continue as to any future proposed sale.
























                        b. With respect to each Offer contained in the Letters of Intent, each of the parties hereto acknowledges and agrees that the requirements for providing the Intended Sale Notice and a copy of each Offer pursuant to Paragraph 2.a hereof have been satisfied, and JMB-XIII and IDS/JMB each hereby waives any right to acquire any interest of the other party thereunder, and Urban elects as follows:

                                (i)     On the Closing Date, Urban shall
acquire, and JMB-XIII shall sell, seventy and one hundred eighty-eight thousandths percent (70.188%) of the undivided twenty-five percent (25%) interest of JMB-XIII in the Joint Venture for the purchase price of $9,427,364.21.

                                (ii)    It is contemplated that
concurrently therewith, DeBartolo shall acquire, and JMB-XIII shall sell, the remaining twenty-nine and eight hundred twelve one thousandths percent (29.812%) of the undivided twenty-five percent (25%) interest of JMB-XIII in the Joint Venture for a purchase price of $4,004,225.43.

                                (iii)   It is further contemplated that
concurrently therewith, DeBartolo shall acquire, and IDS/JMB shall sell, the entire undivided two and five hundred forty-seven one-thousandths percent (2.547%) interest of IDS/JMB in the Joint Venture for a purchase price of $1,368,410.36.

Notwithstanding the foregoing, Urban further elects that if DeBartolo fails to acquire the interests of JMB/XIII and/or IDS/JMB as set forth above, then Urban shall acquire the same on the foregoing terms.

                        c. Each of the parties hereto acknowledges and agrees that the election of Urban under Paragraph 2.b. hereof to acquire a portion of the interest of JMB-XIII in the Joint Venture and the election of Urban to permit DeBartolo to acquire the entire interest of IDS/JMB in the Joint Venture have been made in accordance with the requirements of Paragraph 2.a. hereof.

                3. CLOSING. The closing of the transactions contemplated herein shall occur on the date hereof or such other date as agreed upon by all of the parties hereto (such date being herein called the "Closing Date"). The closing of the transactions contemplated herein shall occur in accordance with, and subject to, the terms and provisions set forth in the respective sale agreements entered into among such parties respecting such transactions.

                4. APPROVAL AND CONSENT. The parties hereto hereby approve and consent to the transactions described hereinabove and waive any rights of first refusal they might otherwise have had with respect to acquiring any interest of any other party in JMB/Miami or in the Joint Venture except as expressly set forth herein.

                5.      MISCELLANEOUS.

                        a.      LIMITATION OF LIABILITY.  No present or
future advisor, trustee, director, officer, partner, employee, beneficiary, shareholder, participant or agent of or in JMB-XIII, Urban or IDS/JMB or any entity now or hereafter having a direct or indirect ownership interest in JMB-XIII, Urban or IDS/JMB shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into in connection with this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and all parties hereto and their respective successors and assigns and, without limitation, all other persons and entities, shall look solely to the assets of JMB-XIII, Urban or IDS/JMB for the payment of any claim or for any performance hereunder, and such parties hereby waive any and all such personal liability. For purposes of this paragraph, in no event shall a deficit capital account of any direct or indirect partner in JMB-XIII, Urban or IDS/JMB nor any obligation of any direct or indirect partner in JMB-XIII, Urban or IDS/JMB to restore a deficit capital account or to contribute capital to JMB-XIII, Urban or IDS/JMB (or to any other partnership that is a direct or indirect partner therein) at any time be deemed to be an asset or property of JMB-XIII, Urban or IDS/JMB, and the parties hereto, their respective successors and assigns and all other persons and entities shall have no right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to JMB-XIII, Urban or IDS/JMB provided by law or by any other contract, agreement or instrument.

                        b. TIME OF THE ESSENCE. Time is of the essence of this Agreement. Whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time or by a particular date that ends or occurs on a non-business day, then such period or date shall be extended until the immediately following business day other than Saturday, Sunday or a federal or Illinois or Florida State holiday.

                        c. CAPTIONS. Paragraph headings shall not be used in construing this Agreement.

                        d. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois (without regard to conflicts of law).

























                        e. ATTORNEYS' FEES. If any party obtains a judgment against any other party by reason of a breach of this Agreement, a reasonable attorneys' fee as fixed by the court shall be included in such judgment.

                        f. PRESS RELEASES. Any press release issued with respect to the transactions contemplated by this Agreement shall be subject to the prior approval of all parties.

                        g.      COUNTERPARTS.  This Agreement may be
executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same document.

                        h. ASSIGNMENT. No party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties, which consent may be withheld in such party's sole and absolute discretion. No consent given by a party to any transfer or assignment of the other party's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of a party's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. In the event of a permitted transfer by either party in accordance with the provisions hereof, the transferee shall assume in writing all of the transferor's obligations and liabilities hereunder, but the transferor shall not be released from its obligations hereunder. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

                        i.      NOTICES.  Any notice which a party is
required or may desire to give the other parties shall be in writing and may be personally delivered or given by United States registered or certified mail, return receipt requested, addressed as set forth below (subject to the right of a party to designate a different address for itself by notice similarly given). Any notice so given by United States mail shall be deemed to have been given on the second day after the same has been deposited in the United States as registered or certified matter, addressed as provided below, with postage thereon fully prepaid. Any notice not given by registered or certified mail as aforesaid shall be deemed to have been given upon receipt of the same by the party to whom the same is to be given.






























                TO JMB-XIII:

                JMB Income Properties, Ltd.-XIII
                900 North Michigan Avenue
                Chicago, Illinois 60611
                Attention:      Gary Nickele, Esq.
                                Mr. Glenn Emig

                AND WITH A COPY TO:

                Pircher, Nichols & Meeks
                1999 Avenue of the Stars, Suite 2600
                Los Angeles, California 90067
                Attention:      Real Estate Notices (GML/SCS)


                TO URBAN:

                Urban Shopping Center, L.P.
                900 North Michigan Avenue
                Chicago, Illinois 60611
                Attention:      Mr. Michael G. Hilborn


                TO IDS/JMB:

                IDS/JMB Balanced Income Growth, Ltd.
                900 North Michigan Avenue
                Chicago, Illinois 60611
                Attention:      Gary Nickele, Esq.
                                Mr. Glenn Emig

                AND WITH A COPY TO:

                Pircher, Nichols & Meeks
                1999 Avenue of the Stars, Suite 2600
                Los Angeles, California 90067
                Attention:      Real Estate Notices (GML/SCS)


                        j. CONFIDENTIALITY. The parties hereto agree to use good faith reasonable efforts to hold the information concerning the other parties hereto in a confidential manner; provided, however, such information may be disclosed as reasonably required to any such party's directors, employees, agents, partners, lenders, accountants, investors, attorneys or other professionals who reasonably need to be informed respecting the transactions hereunder or as may otherwise be required by law.

                        k. WAIVER. Except as herein expressly provided or in any agreement, instrument or document herein provided to be delivered, no waiver by a party of any breach of this Agreement or of any warranty or representation hereunder by another party shall be deemed to be a waiver of any other breach of any kind or nature (whether preceding or succeeding and whether or not of the same or similar nature) and no acceptance of payment or performance by a party after any such breach by another party shall be deemed to be a waiver of any breach of this Agreement or of any representation or warranty hereunder by such other party. No failure on the part of a party to exercise any right it may have by the terms hereof or by law upon the default of another party, and no delay in the exercise of such right shall prevent the exercise thereof by the first party at any time when such other party may continue to be so in default, and no such failure or delay shall operate as a waiver of any default, or as a modification in any respect of the provisions of this Agreement.

                        i. NUMBER; GENDER. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the others.

                        m. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties respecting such matters.

                        n. NO THIRD PARTY BENEFICIARIES. Subject to Paragraph 5.a. hereof, nothing in this Agreement, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors and assigns.






































     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                        "JMB-XIII"

                        JMB INCOME PROPERTIES LTD.-XIII
                        an Illinois limited partnership
                        General Partner

                        By:     JMB Realty Corporation
                                a Delaware corporation,
                                General Partner

                                By:     DENNIS M. QUINN
                                Name:   Dennis M. Quinn
                                Title:  Senior Vice President


                        "IDS/JMB"

                        IDS/JMB BALANCED INCOME GROWTH, LTD.,
                        an Illinois limited partnership,

                        By:     INCOME GROWTH MANAGERS, INC.,
                                an Illinois corporation,
                                General Partner

                                By:     DENNIS M. QUINN
                                Name:   Dennis M. Quinn
                                Title:  Senior Vice President








































                        "URBAN"

                        URBAN SHOPPING CENTERS, L.P.,
                        an Illinois limited partnership,

                        By:     URBAN SHOPPING CENTERS, INC.,
                                a Maryland corporation,
                                General Partner

                                By:     MICHAEL G. HILBORN
                                Name:   Michael G. Hilborn
                                Title:  Senior Vice President


























































EXHIBIT 10.6 Indemnity Agreement dated as of April 1, 1996 by West Dade County Associates for the benefit of JMB Income Properties, Ltd. - XIII and IDS/JMB Balanced Income Growth, Ltd.




                                 EXHIBIT F
                                 ---------

                            INDEMNITY AGREEMENT
                            -------------------

        THIS INDEMNITY AGREEMENT ("AGREEMENT") is made as of April 1, 1996 by WEST DADE COUNTY ASSOCIATES, a Florida general partnership (the "INDEMNITOR") composed of DeBARTOLO REALTY PARTNERSHIP, a Delaware limited partnership ("DeBARTOLO"),. and URBAN SHOPPING CENTERS, L.P., an Illinois limited partnership ("URBAN"), for the benefit of JMB INCOME PROPERTIES, LTD.-XIII, an Illinois limited partnership, and IDS/JMB BALANCED INCOME GROWTH, LTD., an Illinois limited partnership (hereinafter referred to individually and collectively as "BENEFICIARY").

                                WITNESSETH:
                                ----------

        WHEREAS, Beneficiary has immediately prior sold and transferred all of its right, title and interest in and to West Dade County Associates to DeBartolo and Urban; and

        WHEREAS, as a condition to said sale and transfer, Beneficiary has required that Indemnitor indemnify and hold Beneficiary from and against those certain liabilities and obligations hereinafter described;

        NOW, THEREFORE, as an inducement to Beneficiary to complete said sale and transfer, and in consideration of $10.00, the mutual covenants and agreements herein contained, and other good and valuable consideration paid by each party to the other, the receipt and sufficiency off which are hereby acknowledged, Indemnitor agrees as follows:

        1. INDEMNITY. Indemnitor hereby agrees to pay, protect, defend, indemnify and hold Beneficiary (which term, as used in this Agreement, shall also include each Beneficiary's successors and assigns, and their respective directors, officers, employees, partners, members and attorneys) harmless from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, lawsuits, demands and judgments of any nature or description whatsoever, which may at any time be imposed upon, incurred by or awarded against Beneficiary, resulting from or in connection with:

                (a) Any matter which is excluded from the limitations on personal liability contained in paragraph 18 of that certain Consolidated, Modified, Renewed and Restate Promissory Note dated December 21, 1993 by West Dade County Associates unto The Prudential Insurance Company of America, and all corresponding provisions which impose personal liability that are contained in all other documents evidencing and/or securing the indebtedness evidenced by said Consolidated, Modified, Renewed and Restated Promissory Note, EXCEPT, in all events, such liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements), causes of action, suits, claims, lawsuits, demands and judgments of any nature or description whatsoever arising out of, resulting from or in connection with the acts of Beneficiary, as to which Indemnitor shall have no liability hereunder, and which Beneficiary shall protect, indemnify, defend, pay and hold Indemnitor harmless from and against; and

                (b) West Dade County Associates and/or its property, but only to the extent that same arise, accrue, mature and/or relate to any period on or after the date hereof.

        2. NO WAIVER. No provision of this Agreement shall be deemed to have been waived unless such waiver shall be in writing, signed by the party against whom such waiver is sought to be enforced.

        3. REMEDIES CUMULATIVE. Each right, privilege and remedy afforded to Beneficiary by the provisions of this Agreement shall be separate, distinct and cumulative and shall be in addition to every other right or remedy provided for in this Agreement or now or hereafter existing at law or in equity. Beneficiary's exercise or commencement of exercise of any one or more of the rights and/or remedies provided for in this Agreement or now or hereafter existing at law or in equity shall not be deemed or construed to be a waiver of or to prejudice or preclude the concurrent or later exercise by Beneficiary of any or all other rights and/or remedies provided for in this Agreement or now or hereafter existing at law or in equity.

        4. SUCCESSIVE ACTIONS. A separate right of action hereunder shall arise each time Beneficiary acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action.

        5. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall together constitute one and the same agreement, and shall be binding on the signatories; and the signature of any of the parties hereto to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

        6. MISCELLANEOUS. This Agreement (a) expresses the parties entire understanding and agreement with respect to the subject matter hereof, all prior agreements between the parties with respect to the subject matter hereof being merged herein and extinguished; (b) shall be binding upon Indemnitor, and shall inure to the benefit of Beneficiary, and their respective heirs, legal representatives, successors and assigns; (c) may only be made by written agreement executed by all parties hereto; and (d) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida. Each signatory hereto certifies that he or she is duly authorized and empowered to sign and deliver this Agreement on behalf of all entities named below on whose behalf he or she has so acted.

        IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed, acknowledged and delivered in multiple counterparts as of the date first above written.

                WEST DADE COUNTY ASSOCIATES

                BY:     DeBARTOLO REALTY PARTNERSHIP, L.P.,
                        a Delaware limited partnership, General Partner

                        By:     DeBartolo Realty Corporation,
                                an Ohio corporation,
                                its Managing General Partner

                                By:     KIM A. RIECK
                                        Kim A. Rieck, Sr. Vice President


                        BY:     URBAN SHOPPING CENTERS, L.P.,
                                General Partner

                                By:     Urban Shopping Centers, Inc.
                                        its sole general partner


                                        By:
                                        Title:  Sr. Vice President